UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 14, 2007

(Date of report; date of earliest event reported)

Commission file number: 1-9117

RYERSON INC.

(Exact name of registrant as specified in its charter)

Delaware	36-3425828
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

2621 West 15th Place

Chicago, Illinois 60608

(Address of principal executive offices)

(Zip Code)

(773) 762-2121

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.0l	Other Events

Ryerson Inc. (the “Registrant,” “Ryerson” or the “Company”) is furnishing investor presentation slides containing the information included in Exhibit 99.1 to this report, that have been prepared for investors in connection with Ryerson’s earnings press release of the fourth quarter 2006 and full year 2006 results. Certain slides in Exhibit 99.1 contain non-GAAP financial measures. A reconciliation of such non-GAAP financial measures to comparable GAAP financial measures is included in Exhibit 99.1 and may be accessed on the Company’s website at www.Ryerson.com.

Cautionary Statements regarding Presentation

This filing contains historical information as well as estimates and other forward-looking statements (that is, statements that are not historical facts) that are based on assumptions and on anticipation of future events that are subject to certain risks and uncertainties that could cause actual results to vary materially from the expected results described in the forward-looking statements. The principal risk factors that may cause actual results to differ materially from those expressed in the forward statements are described in various documents Registrant files with the Securities and Exchange Commission including its most recent Annual Report on Form 10-K for the year ended December 31, Quarterly Report on Form 10-Q for the most recent quarter and Current Reports on Form 8-K.

The Registrant expressly disclaims any obligation to update the presentation contained in Exhibit 99.1 of this Report and cautions that the information is only accurate on the date of filing. The inclusion of any data or statements in this presentation does not signify that the information is considered material.

Important Information

Ryerson plans to file with the Securities and Exchange Commission (the “SEC”) and mail to its stockholders a Proxy Statement in connection with its 2007 Annual Meeting, and advises its security holders to read the Proxy Statement relating to the 2007 Annual Meeting when it becomes available because it will contain important information. Security holders may obtain a free copy of the Proxy Statement and any other relevant documents (when available) that the Company files with the SEC at the SEC’s web site at http://www.sec.gov. The Proxy Statement and these other documents may be accessed at www.ryerson.com or obtained free from the Company by directing a request to Ryerson Inc., ATTN: Investor Relations, 2621 West 15th Place, Chicago, IL 60608.

Certain Information Regarding Participants

The Company, its directors and named executive officers may be deemed to be participants in the solicitation of the Company’s security holders in connection with its 2007 Annual Meeting. Security holders may obtain information regarding the names, affiliations and interests of such individuals in the Company’s Annual Report on Form 10-K for the year ended December 31, 2005 and its proxy statement, dated April 3, 2006, each of which is filed with the SEC. To the extent holdings of the Company’s equity securities have changed since the amounts reflected in the proxy statement, dated April 3, 2006, such changes have been reflected on Statements of Change in Ownership on Form 4 filed with the SEC.

Item 9.01	Financial Statements and Exhibits

(a)	None
(b)	None
(c)	None
(d)	A list of exhibits is attached hereto as an Exhibit Index and is incorporated by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 14, 2007		/s/ Lily L. May
	By:	Lily L. May
	Its:	Vice President, Controller and Chief Accounting Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Slide Presentation, dated February 14, 2007